UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 13, 2015

Reading International, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	1-8625	95-3885184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Center Drive, Suite 900, Los Angeles, California		90045
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (213) 235-2240

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on November 10, 2015.  The stockholders considered two proposals which are included in its proxy statement on Form DEF 14A filed with the Securities and Exchange Commission on October 20, 2015.  The proposals voted upon and the results of the vote were the following:

Proposal 1:  To elect nine Directors to serve until the Company’s 2016 Annual Meeting of Stockholders and thereafter until their successors are duly elected and qualified

	FOR	WITHHOLD
Ellen M. Cotter	1,294,544	138,968
Guy W. Adams	1,324,103	109,409
Judy Codding	1,325,103	108,409
James J. Cotter, Jr.	1,291,860	141,652
Margaret Cotter	1,294,544	138,968
William D. Gould	1,294,792	138,720
Edward L. Kane	1,324,103	109,409
Douglas J. McEachern	1,331,094	102,418
Michael Wrotniak	1,325,103	108,409

Proposal 2: To ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ended December 31, 2015

FOR	AGAINST	ABSTAIN
1,649,828	3,135	1,048

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.3
READING INTERNATIONAL, INC.

Date: November 13, 2015	By:	/s/ Ellen M. Cotter
	Name:	Ellen M. Cotter
	Title:	Chief Executive Officer